 EXHIBIT 1.1


                               Litton Industries, Inc.

                                Underwriting Agreement


                                                              New York, New York

                                                                  April __, 1998



To the Representatives
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto


Dear Sirs:

     Litton Industries, Inc., a Delaware corporation (the "COMPANY"), proposes to sell to the underwriters named in Schedule II hereto (the "UNDERWRITERS"), for whom you are acting as representatives (the "REPRESENTATIVES"), the principal amount of its securities identified in
Schedule I hereto (the "SECURITIES"), to be issued under an indenture (together with the officers' certificate or officers' certificates establishing the terms of the Securities pursuant to Section 2.3(a) thereof, the "INDENTURE"), dated as of April __, 1998, between the Company and The Bank of New York, as trustee (the "TRUSTEE") . If the firm or firms listed in
Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "UNDERWRITERS" and "REPRESENTATIVES," as used herein, shall each be deemed to refer to such firm or firms.

          1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

               a. If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                    i. The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "ACT"), and has filed with the Securities and Exchange Commission (the "COMMISSION") one or more Regis-


                                      1.1-1
          tration Statements (the file number of which is set forth in Schedule I hereto) on such form, including a Basic Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to the Representatives. Such Registration Statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the applicable Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)
          (2) or (5) and Rule 429, if applicable, the Basic Prospectus and a final supplement thereto relating to the Securities and the offering thereof. As filed, the Basic Prospectus and such Final Prospectus supplement shall include all required information with respect to the Securities and the offering thereof; and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representatives prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised the Representatives, prior to the Execution Time, will be included or made therein. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

                    ii. The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a Registration Statement (the file number of which is set forth in Schedule I hereto) on such form, including a Basic Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to the Representatives. The Company will next file with the Commission either (x) a final prospectus in accordance with Rules 430A and 424(b) (1) or (4), or (y) prior to the effectiveness of such Registration Statement, an amendment to such Registration Statement, including the form of Final Prospectus supplement. In the case of clause (x), the Company has included in such Registration Statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such Final Prospectus supplement or such amendment and form of Final Prospectus supplement shall contain all Rule 430A Information,


                                      1.1-2
          together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representatives prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised the Representatives, prior to the Execution Time, will be included or made therein.

          b. On the Effective Date, the Registration Statement (including all consolidated financial statements, together with related schedules and notes, set forth or incorporated by reference in such document, of the Company and its consolidated subsidiaries) did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined), the Final Prospectus (and any supplement thereto, including all consolidated financial statements, together with related schedules and notes, set forth or incorporated by reference in such document, of the Company and its consolidated subsidiaries) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any amendment or supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

          c. The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "EFFECTIVE DATE" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "EXECUTION TIME" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "BASIC PROSPECTUS" shall mean the prospectus


                                       1.1-3
     referred to in paragraph (a) above contained in the Registration Statement at the Effective Date or in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "PRELIMINARY FINAL PROSPECTUS" shall mean any preliminary prospectus supplement to the Basic Prospectus, together with the Basic Prospectus, which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "FINAL PROSPECTUS" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "REGISTRATION STATEMENT" shall mean the registration statement or registration statements referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement or registration statements as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "RULE 415," "RULE 424," "RULE 430A" and "REGULATION S-K" refer to such rules or regulation under the Act. "RULE 430A INFORMATION" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "AMEND," "AMENDMENT" or "SUPPLEMENT" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "NON-DELAYED OFFERING" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "DELAYED OFFERING" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a


                                      1.1-4

     Delayed Offering shall be set forth in Schedule I hereto. The term "MATERIAL" shall have the meaning given to such term under the Act.

          d. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Preliminary Final Prospectus, if any, and Final Prospectus, and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, or materially and adversely affect the properties or assets thereof (a "MATERIAL ADVERSE EFFECT").

          e. Each of Ingalls Shipbuilding, Inc., Litton Systems, Inc., TASC, Inc., PRC Inc. and Sperry Marine, Inc. (collectively, the "SIGNIFICANT SUBSIDIARIES") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Preliminary Final Prospectus, if any, and Final Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

          f. The Company's authorized equity capitalization is as set forth in the Preliminary Final Prospectus, if any, and Final Prospectus under the caption "Capitalization." The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable. All of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, except as set forth in the Final Prospectus, is owned, directly or indirectly, by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          g. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, or arbitrator, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Significant Subsidiaries which is required to be disclosed in the Registration Statement or the Preliminary Final Prospectus, if any, and Final Prospectus (other than as disclosed therein), or which reasonably would be expected to result in any Material Adverse Effect or which reasonably would be expected to materially and adversely affect the properties or assets thereof or which reasonably would be expected to affect the consummation of this Agreement or which reasonably would be expected to question the validity of the Indenture or the


                                      1.1-5

     Securities, and the Company has complied with every request, if any, of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Registration Statement, the Preliminary Final Prospectus, if any, and Final Prospectus or otherwise) in all material respects.

          h. The Company and its Significant Subsidiaries have good and marketable title for the use made and proposed to be made of all of their respective properties, in each case free and clear of all liens, encumbrances and defects, except as stated in the Preliminary Final Prospectus, if any, and Final Prospectus, or such as do not materially interfere with the use made and proposed to be made of such properties; all of the leases and subleases of the Company and its subsidiaries, and under which the Company or any of its subsidiaries holds properties described in the Preliminary Final Prospectus, if any, and Final Prospectus, are in full force and effect, except for such which would not have a Material Adverse Effect; and neither the Company nor any subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except for such which would not have a Material Adverse Effect.

          i. Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Final Prospectus, if any, and Final Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Preliminary Final Prospectus, if any, and Final Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Preliminary Final Prospectus, if any, and the Final Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, other than as set forth or contemplated in the Preliminary Final Prospectus, if any, and Final Prospectus.

          j. The Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general equity principles); the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters'


                                     1.1-6

     Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts (as defined below), in the case of any Contract Securities
     (as defined below), will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture; and this Agreement has been duly authorized, executed and delivered by the Company.

          k. Neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated (including the execution and delivery of this Agreement and the Indenture) nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default under, or, if applicable, cause an acceleration of any obligation under, give any person the right to require the Company or any of its subsidiaries to repurchase or redeem any securities under, or result in the imposition or creation of (or the obligation to create or impose) any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature with respect to, any law or the charter or by-laws of the Company or any subsidiary or the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or bound or to which any property or assets of the Company or any of its subsidiaries is subject or any applicable law, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries, except for such conflicts or violations which would not, singly or in the aggregate, have a Material Adverse Effect.

          l. All real property owned or operated by the Company or any of its subsidiaries (hereinafter referred to as the "COMPANY REAL PROPERTY") and all activities of the Company and each of its subsidiaries are in compliance with all applicable environmental laws and regulations, except for such noncompliance which would not have a Material Adverse Effect. The Company and its subsidiaries are not subject to liability under any environmental laws or regulations except as would not have a Material Adverse Effect. There are no outstanding citations, notices of violations, or orders of noncompliance issued to the Company or any of its subsidiaries, nor has the Company or any of its subsidiaries been advised that any such citation, notice of violation or order or noncompliance is contemplated, pursuant to any environmental law or regulation relating to any Company Real Property or relating to any real property formerly owned or operated by the Company or any of its subsidiaries which would have a Material Adverse Effect. There are no liens against Company Real Property imposed pursuant to any environmental law or regulation which would have a Material Adverse Effect.

          m. The statements set forth in the Preliminary Final Prospectus, if any, and Final Prospectus under the caption "Description of the Securities" insofar as it purports to constitute a summary of the terms of the Securities and the Indenture, and under the captions "Plan of Distribution" and "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are in all material respects accurate summaries of such terms and provisions.


                                       1.1-7

       n. Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default would have a Material Adverse Effect .

       o. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company, as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

       p. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

       q. There are no contracts or documents which are required to be described in the Registration Statement, the Preliminary Final Prospectus, if any, and Final Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

       r. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, the "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by them, other than those which would not, singly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

  Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

    2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of the Securities set forth

                                     1.1-8
opposite such Underwriter's name in Schedule II hereto, except that, if
Schedule I hereto provides for the sale of Securities pursuant to Delayed Delivery Contracts, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below and provided further that such amounts purchased by each Underwriter may be adjusted as set forth in Section 8 hereof. Securities to be purchased by the Underwriters are herein sometimes called the "UNDERWRITERS' SECURITIES" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "CONTRACT SECURITIES."

        If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("DELAYED DELIVERY CONTRACTS"), substantially in the form of
Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in
Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that the Representatives determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

    3. DELIVERY AND PAYMENT. The Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriters, against payment by or on behalf of such Underwriters of the purchase price therefor in immediately available (same day) funds. The Company will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Closing Date

                                     1.1-9
with respect thereto at the office of DTC or its designated custodian. The time and date of such delivery and payment shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "CLOSING DATE") . Payment for the Securities shall be made at the office specified in Schedule I hereto.

    4.  AGREEMENTS.  The Company agrees with the several Underwriters that:

       a. The Company will comply with the requirements of Rule 434 under the Act, if applicable. The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information or upon the receipt of any comments from the Commission, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

       b. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as a prospectus relating to the Securities is required to be delivered under the Act. The Company will comply with the Act, the Exchange Act, the Trust Indenture Act, and the rules and regulations promulgated thereunder, so as to permit the completion of the distribution of the securities as

                                     1.1-10
  contemplated in this Agreement and in the Final Prospectus. If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
  Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

       c. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the Act), any term sheet or any amendment, supplement or revision to either the Basic Prospectus included in the Registration Statement at the time it became effective or to the Final Prospectus, whether pursuant to the Act, the Exchange Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

       d. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

       e. Prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time, the Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request.

       f. The Company has delivered to each Underwriter, without charge, as many copies of each Preliminary Final Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Act. The Company will furnish to each Underwriter, without charge, during the period when the Final Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of the Final Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Final Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the Act.

                                     1.1-11

       g. The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect and will comply with such laws so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

       h. Until the business date set forth on Schedule I hereto, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Securities).

       i. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel, accountants and other advisors in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Final Prospectus and the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of preparing, printing, delivering or producing any Agreement among Underwriters, this Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4 (e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing, issuing and delivering the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in this Section, and Sections 6 and 7 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

       j. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Final Prospectus under the caption "Use of Proceeds."

                                     1.1-12

    5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

       a. If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon New York City time on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date, if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424 (b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

       b. On the Closing Date, the Company shall have furnished to the Representatives the opinion (a draft of such opinion is attached as Annex I hereto) of John E. Preston, Senior Vice President and General Counsel of the Company, dated the Closing Date, to the effect that:

           i. each of the Company and the Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where the failure to so qualify would not have a Material Adverse Effect;

           ii. all the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company, either directly or through wholly-owned subsidiaries, free and

                                     1.1-13
       clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

           iii. the Company's authorized equity capitalization is as set forth in the Final Prospectus under the caption "Capitalization;" the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable; and, if the Securities are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such securities exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

           iv. the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general equity principles); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

           v. other than as disclosed in the Final Prospectus, there is no pending or to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, which reasonably would be expected to result in any Material Adverse Effect or which reasonably would be expected to affect the consummation of this Agreement or which reasonably would be expected to question the validity of the Indenture or the Securities, and the Company has complied with every request, if any, of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Registration Statement, the Preliminary Final Prospectus, if any, and Final Prospectus or otherwise) in all material respects; there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and, the statements included or incorporated in the Final Prospectus describing any legal proceedings or

                                     1.1-14
       material contracts or agreements relating to the Company fairly summarize such matters. In rendering the opinion set forth above, such counsel may state that the Company is a party to various contracts with the U.S. Government and, in the current governmental contracting environment, contractors may be subject to investigations by the U.S. Government, without their knowledge, which may be initiated in various ways;
       however, such counsel is not aware of any such ongoing investigations which are not disclosed as required;

          vi. the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and, the Registration Statement and the Final Prospectus (other than the financial statements and pro forma financial statements and other financial data contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

          vii. this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

          viii. no consent, approval, authorization or order of any court or governmental agency or body is required for the execution and delivery of this Agreement or the Indenture or in connection with the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and the Trust Indenture Act, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

          ix. neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated (including the execution and delivery of this Agreement and the Indenture) nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default under, or, if applicable, cause an acceleration of any obligation under, give any person the right to require the Company or any of its subsidiaries to repurchase or redeem any securities under, or result in the imposition or creation of (or the obligation to create or impose) any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature with respect to, any law or the charter or by-laws of the

                                     1.1-15

        Company or any subsidiary or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or to which any property or assets of the Company or any of its subsidiaries is subject or any applicable law, judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries, except for such conflicts or violations which would not, singly or in the aggregate, have a Material Adverse Effect;

           x. no holders of securities of the Company have rights (which have not been waived) to the registration of such securities under the Registration Statement;

           xi. neither the Company nor any of its Significant Subsidiaries is in violation of its charter or bylaws or, to the best knowledge of such counsel, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default would have a material adverse effect on the Company and its subsidiaries considered as one enterprise;

           xii. the statements set forth in the Final Prospectus under the captions "Description of the Securities" and "Underwriting" insofar as they purport to describe the provisions of the laws and documents referred to therein, are in all material respects accurate summaries of such terms and provisions;

           xiii. the Company is not an "investment company or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

           xiv. to the best knowledge of such counsel, there are no statutes or regulations that are required to be described in the Final Prospectus that are not described as required; and

           xv. the documents incorporated by reference in the Prospectus (other than the financial statements and notes thereto, schedules and other financial data included in, incorporated by reference in or omitted therefrom, as to which such counsel expresses no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act, the Exchange Act and the rules and regulations of the Commission thereunder.

                                     1.1-16

          In addition, such counsel shall state that such counsel, or a member of his department, has reviewed the Registration Statement and Final Prospectus, participated in discussions with officers and other representatives of the Company and representatives of the independent public accountants of the Company and representatives of the Underwriters and their counsel at which the contents of the Registration Statement and Final Prospectus were discussed and, although such counsel has not independently verified and is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus except for those made under the captions "Description of the Securities" and "Underwriting" in the Final Prospectus insofar as they relate to provisions of documents therein described, such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of the date of the Final Prospectus supplement included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that either the Registration Statement or the Final Prospectus, including any amendment thereto, as of the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that he does not express any opinion or belief as to the financial statements, pro forma financial statements and other financial data contained in the Registration Statement or Final Prospectus, or as to the statement of the eligibility and qualification of the Trustee under the Indenture under which the Securities are being issued.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of New York, to the extent deemed proper and specified in such opinion, upon the opinion of Skadden, Arps, Slate, Meagher & Flom LLP and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          c. On the Closing Date, the Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as


                                      1.1-17
     such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          d. The Company shall have furnished to the Representatives a certificate of the Company, signed by either the Chairman of the Board or the Chief Executive Officer and President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

               i. the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               ii. no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

               iii. neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus, and since the respective dates as of which information is given in the Final Prospectus there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Final Prospectus; and

               iv. the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date pursuant to this Agreement.

          e. At the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, to the effect set forth in Annex II. In addition, at the Execution


                                      1.1-18

     Time, Deloitte & Touche LLP shall have furnished to the Representatives a draft letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth in Annex II. The executed copy of the letter delivered at the Execution Time is attached as Annex III hereto and a draft of the form of letter to be delivered on the Closing Date is attached as Annex IV hereto.

          f. (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus, and (ii) since the respective dates as of which information is given in the Final Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Final Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus as first amended or supplemented relating to the Securities.

          g. On or after the date of this Agreement, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          h. Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives or their counsel may reasonably request.

          i. The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          j. The Company shall have complied with the provisions of Section 4 (d) hereof with respect to the furnishing of Final Prospectuses on the business day next succeeding the date of this Agreement.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certifi-


                                       1.1-19
cates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     7.  INDEMNIFICATION AND CONTRIBUTION.

         a. The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages, liabilities or amounts paid in settlement (or actions in respect thereof), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or amounts paid in settlement (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.


                                      1.1-20

          b. Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

          c.  Promptly after receipt by an indemnified party under this
     Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants (including impleaded parties) in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an


                                     1-1-21
     unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          d.  In the event that the indemnity provided in paragraph (a) or
     (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party agrees to contribute to the aggregate losses, claims, damages, liabilities and amounts paid in settlement (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, the "LOSSES") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Underwriters, on the other hand, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among the Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company and the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
     Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who has signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). Each Underwriters' obligation to contribute pursuant to this sections is several and not joint.


                                     1.1-22

     8. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to purchase and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by an Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          9. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended or limited by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a general moratorium on commercial banking shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any material adverse change in the financial markets or any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto), or (iv) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Final Prospectus, any Material Adverse Effect.

          10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.


                                      1.1-23

          11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 21240 Burbank Boulevard, Woodland Hills, California 91367, attention of the General Counsel.

          12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in
     Section 7 hereof, and no other person will have any right or obligation hereunder.

          13. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.
















                                     1.1-24

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                      Very truly yours,

                                      LITTON INDUSTRIES, INC.


                                      By:
                                          -----------------------------
                                          Name:
                                          Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.








     By:
         ----------------------------------
               Authorized Signatory

     On behalf of each of the Underwriters






                                      1.1-25

                                      SCHEDULE I


Underwriting Agreement dated:

Registration Statement No. __________

Representatives:

Title, Purchase Price and Description of Securities:


I.   Title:

     Principal amount:

     Purchase price (include accrued interest or amortization, if any)

     Sinking fund provisions:

     Redemption provisions:

     Other provisions:

                           ________________________________

Closing Date, Time and Location:

Type of Offering:

Delayed Delivery Arrangements:

Fee:

Minimum principal amount of each contract:

Maximum aggregate principal amount of all contracts:

Date referred to in Section 4(f) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representative(s):

In all dealings hereunder, the Representatives of the Underwriters shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by
_________________.

                                     SCHEDULE II


                                     UNDERWRITERS

                                     SCHEDULE III

                              Delayed Delivery Contract


                                                         _______________, 19__


[Insert name and address
  of lead Representative]

Dear Sirs:

          The undersigned hereby agrees to purchase from Litton Industries, Inc. (the "Company"), and the Company agrees to sell to the undersigned, on _____________, 19__, (the "Delivery Date"), $__________ principal amount of the Company's __________________ (the "Securities") offered by the Company's Prospectus dated __________, 19__, and related Prospectus Supplement dated ____________, 19__, receipt of a copy of which is hereby acknowledged, at a purchase price of __% of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon from ___________ 19__, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal

                                      III-1
amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.













                                        III-2

          This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                                Very truly yours,


                                         ---------------------------------
                                               (Name of Purchaser)


                                         By:
                                            ------------------------------
                                           (Signature and Title of Officer)


                                         ---------------------------------
                                                      (Address)
Accepted:

Litton Industries, Inc.,


By
   -------------------------------
      (Authorized Signature)













                                          III-3

                                                                        Annex II

     Pursuant to Section 5(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) and/or examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative or representatives of the Underwriters (the "REPRESENTATIVES") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquires of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
     (vi) (A) (i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;


                                      Annex II-1

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the three most recent fiscal years included in the Final Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Final Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus, inquires of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquires and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Final Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Final Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Final Prospectus for them to be in conformity with generally accepted accounting principles;


                                      Annex II-2

               (B) any other unaudited income statement data and balance sheet items included in the Final Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Final Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Final Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than three days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Final Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Final Prospectus, except in each case for changes, increases or decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter; and for the period from the date of the latest financial statements included or incorporated by reference in the Final Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of


                                     Annex II-3
          consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Final Prospectus and the limited procedures, inspection of minute books, inquires and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Final Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Final Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

          All references in this Annex II to the Final Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Underwriting Agreement for purposes of such letter and to the Final Prospectus as supplemented (including the documents incorporated by reference therein) in relation to the Securities for purposes of the letter delivered at the Closing Date.



                                     Annex II-4

                                                                      Annex III

                     COMFORT LETTER DELIVERED ON THE CLOSING DATE

























                                      Annex III

                                                                     Annex IV

                                 DRAFT COMFORT LETTER






















                                      Annex IV